UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

     CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	April 3, 2003
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NEOWARE SYSTEMS, INC.
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(Exact name of registrant as specified in its charter)

Delaware	000-21240	23-2705700
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(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

400 Feheley Drive King of Prussia, Pennsylvania 19406
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(Address of principal executive offices)

(Registrant’s telephone number including area code)	(610) 277-8300
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Item 5. Other Events.

            See Item 9.

Item 7. Financial Statements, Pro forma Financial Information and Exhibits.

(c)	Exhibits.

Exhibit No.	Description of Exhibits
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99	Press release dated April 3, 2003

Item 9. Regulation FD Disclosure

     The following Information is provided under Item 12 of Form 8-K in accordance with Release No. 33-8216.

     On April 3, 2003, Neoware Systems, Inc. (the “Company”) issued a press release announcing preliminary results for the fiscal quarter ended March 31, 2003. The full text of the press release is set forth in Exhibit 99 hereto. Pursuant to General Instruction B.6 of Form 8-K, the fifth paragraph of the press release is not filed for purposes of Section 18 of the Securities Exchange Act of 1934 but is instead furnished as provided by that instruction and incorporated herein by reference. The balance of the press release is filed in accordance with Item 5 and incorporated therein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

NEOWARE SYSTEMS, INC.

Dated:	April 7, 2003	By:	/s/ Vincent T. Dolan
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Vincent T. Dolan, Chief Financial Officer